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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 7, 2005

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-32259                               94-3267295
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      (Commission File Number)            (IRS Employer Identification No.)

     881 Martin Avenue, Santa Clara, California              95050
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On February 7, 2005, Align Technology, Inc. (the "Company"), entered into an employment agreement with Rok Sribar, its Vice-President, R&D. The Agreement is effective as of February 7, 2005 and provides for a base salary of $226,000 per year and a target bonus of 60% of his base salary. The target bonus is contingent upon the attainment by Mr. Sribar of specified performance objectives and his being employed by the Company at the time the bonus is paid. Mr. Sribar is also eligible for an annual incentive stock option grant, with 25% of the stock underlying the options to vest after 12 months of continuous service and the remainder to vest in equal monthly installments over the next three years of continuous service. In the event of a termination without Cause (as defined in the Agreement), Mr. Sribar will be entitled to (i) the then current year's target bonus, prorated for the number of days Mr. Sribar has been employed during the year, (ii) one year's base salary and (ii) the greater of the then current year's target bonus or the actual prior year's bonus. In the event of a Change of Control (as defined in the Agreement), (i) Mr. Sribar will immediately vest in options representing an additional 12 months of service and
(ii) if within 12 months of a Change of Control either (a) Mr. Sribar's employment is terminated without Cause or (b) Mr. Sribar resigns for Good Reason (as defined in the Agreement), Mr. Sribar will immediately vest in all outstanding options and be entitled to (x) the then current year's target bonus prorated for the number of days the executive has been employed during the year,
(y) one year's base salary and (z) the greater of the then current year's target bonus or the actual prior year's bonus.

        A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 8.01  OTHER EVENTS

        On February 7, 2005, announced the Rok Sribar was appointed Vice President, R&D. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

 EXHIBIT NO.                  DESCRIPTION
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    10.1          Employment Agreement with Rok Sribar
    99.1          Press Release dated February 7, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2005                       ALIGN TECHNOLOGY, INC.

                                              By:  /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

 EXHIBIT NO.                  DESCRIPTION
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   10.1              Employment Agreement with Rok Sribar
   99.1              Press Release dated February 7, 2005